Exhibit 10.2

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of February 6, 2017, is by and among CHASE CORPORATION, a Massachusetts corporation (the  “Chase Borrower”), NEPTCO INCORPORATED, a Rhode Island corporation (the “NEPTCO Borrower, and together with the Chase Borrower, each a “Borrower” and collectively, the “Borrowers”), the Guarantors party hereto, the Lenders party hereto and BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

W I T N E S S E T H

WHEREAS, the Borrower, certain Subsidiaries of the Chase Borrower party from time to time party thereto (the “Guarantors”), certain banks and financial institutions from time to time party thereto (the “Lenders”) and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of December 15, 2016 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Loan Parties have requested that the Lenders amend certain provisions of the Credit Agreement; and

WHEREAS, the Lenders are willing to make such amendments to the Credit Agreement, in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

AMENDMENTS TO CREDIT AGREEMENT

1.1       New Definitions. The following definitions are hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

“First Amendment” means that certain First Amendment to Amended and Restated Credit Agreement, dated as of February 6, 2017, by and among the Borrowers, the Administrative Agent, the other Loan Parties thereto, and the financial institutions party thereto.

“First Amendment Effective Date” has the meaning set forth in the First Amendment.

1.2       Amendment to Definition of Applicable Rate. The definition of “Applicable Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting the last paragraph thereof and replacing it in its entirety with the following:

“Notwithstanding anything to the contrary contained in this definition, (a) the determination of the Applicable Rate for any period shall be subject to the provisions of Section 2.10(b) and (b) the Applicable Rate as of the First Amendment Effective Date shall be set forth in Level 4 until the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(b) to the Administrative Agent. Any adjustment in the Applicable Rate shall be applicable to all Credit Extensions then existing or subsequently made or issued.”

1.3       Deletion of Definition. The definition of “Negative Pledge Agreement” set forth in Section 1.01 of the Credit Agreement is hereby deleted in its entirety.

ARTICLE II

CONDITIONS TO EFFECTIVENESS

2.1       Closing Conditions. This Amendment shall become effective as of the day and year set forth above (the “First Amendment Effective Date”) upon satisfaction (or waiver) of the following conditions (in each case, in form and substance reasonably acceptable to the Administrative Agent) on or prior to February 6, 2017:

(a)Executed Amendment. The Administrative Agent shall have received a copy of this Amendment duly executed by each of the Loan Parties, the Lenders and the Administrative Agent.

(b)Default. After giving effect to this Amendment, no Default or Event of Default shall exist.

(c)Miscellaneous. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.

ARTICLE III

MISCELLANEOUS

3.1       Amended Terms. On and after the First Amendment Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

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3.2       Representations and Warranties of Loan Parties. Each of the Loan Parties represents and warrants as follows:

(a)It has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment.

(b)This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c)No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

(d)After giving effect to this Amendment, the representations and warranties set forth in Article V of the Credit Agreement are true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

(e)After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

(f)The Obligations are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims as of the date hereof.

3.3       Reaffirmation of Obligations. Each Loan Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations.

3.4       Loan Document. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

3.5       Further Assurances. The Loan Parties agree to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.

3.6       Entirety. This Amendment and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3.7       Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which

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shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment or any other document required to be delivered hereunder, by fax transmission or e-mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement. Without limiting the foregoing, upon the request of any party, such fax transmission or e-mail transmission shall be promptly followed by such manually executed counterpart.

3.8       No Actions, Claims, Etc. As of the date hereof, each of the Loan Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Administrative Agent, the Lenders, or the Administrative Agent’s or the Lenders’ respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under the Credit Agreement on or prior to the date hereof.

3.9       GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

3.10     Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

3.11     Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 11.14 and 11.15 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

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IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

CHASE BORROWER:	CHASE CORPORATION
a Massachusetts Corporation

	By:	/s/ Kenneth Feroldi
Name: Kenneth Feroldi
Title: CFO & Treasurer

NEPTCO BORROWER:	NEPTCO INCORPORATED
a Rhode Island Corporation

	By:	/s/ Kenneth Feroldi
Name: Kenneth Feroldi
Title: CFO & Treasurer

GUARANTORS:	CAPITAL SERVICES OF NEW YORK, INC.
a New York corporation

	By:	/s/ Kenneth Feroldi
Name: Kenneth Feroldi
Title: CFO & Treasurer

C.I.M. INDUSTRIES, INC.
a New Hampshire corporation

	By:	/s/ Kenneth Feroldi
Name: Kenneth Feroldi
Title: CFO & Treasurer

CHASE FACILE, INC.
a Massachusetts corporation

	By:	/s/ Kenneth Feroldi
Name: Kenneth Feroldi
Title: CFO & Treasurer

NEPTCO HOLDINGS, INC.
a Delaware corporation

	By:	/s/ Kenneth Feroldi
Name: Kenneth Feroldi
Title: CFO & Treasurer

NEPTCO JV LLC
a Delaware limited liability company

	By:	/s/ Kenneth Feroldi
Name: Kenneth Feroldi
Title: CFO & Treasurer

GUARANTORS:	CHASE CORPORATION
a Massachusetts Corporation

	By:	/s/ Kenneth Feroldi
Name: Kenneth Feroldi
Title: CFO & Treasurer

NEPTCO INCORPORATED
a Rhode Island Corporation

	By:	/s/ Kenneth Feroldi
Name: Kenneth Feroldi
Title: CFO & Treasurer

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,
in its capacity as Administrative Agent

	By:	/s/ Christine Trotter
Name: Christine Trotter
Title: Assistant Vice President

LENDERS:	BANK OF AMERICA, N.A.,
in its capacity as Lender

	By:	/s/ Peter G. McCarthy
Name: Peter G. McCarthy
Title: Senior Vice President

CITIZENS BANK, N.A.,
in its capacity as Lender

By:	/s/ Seth Rogers
Name: Seth Rogers
Title: Vice President

JPMORGAN CHASE BANK, N.A.,
in its capacity as Lender

By:	/s/ Tom Cunningham
Name: Tom Cunningham
Title: Authorized Officer